                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                  July 9, 1997


                       ROBERTS PHARMACEUTICAL CORPORATION
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             (exact name of registrant as specified in its charter)

      NEW JERSEY                    1-1-432                    22-2429994
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   (State or other               (Commission                (IRS Employer
   jurisdiction of               File Number)                Identification
   incorporation)                                            Number)


                               Meridian Center II
                             4 Industrial Way West
                           Eatontown New Jersey  07724
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  908-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey  07724

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          (Former name or former address, if changed from last report)
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                                     - 2 -

        Item 5.  Other Events
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             Roberts Pharmaceutical Corporation announced today that it has submitted a Manufacturing Authorization Application (MAA)  for European
   approval of its new drug Agrylin/TM/.   The application has been filed with
   the European Medicines Evaluation Agency (EMEA) in accordance with the centralized procedure for approval of new drugs within the 15-country European Union (EU).

       Agrylin (anagrelide HC1) is indicated for treating essential thrombocythemia, a life-threatening condition characterized by elevated blood platelet levels. The EU regulatory authorities have accepted Agrylin as a "List B" product, a category given to products considered to represent new drug treatments or important therapeutic advances.

       Under the European centralized procedure, a successful MAA grants product approval throughout the EU, a market potential for Agrylin that could significantly exceed that of North America.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ROBERTS PHARMACEUTICAL CORPORATION
                               ----------------------------------
                                          (Registrant)



Date: July 9, 1997            By: /s/ Anthony A. Rascio
                                   ---------------------
                                   Anthony A. Rascio
                                   Vice President